UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): December 30, 2005

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

EXPLANATORY NOTE
On December 30, 2005, Valeant Pharmaceuticals North America (the “Company”), a wholly owned subsidiary of Valeant Pharmaceuticals International (the “Registrant”) completed its previously announced acquisition of the United States and Canadian rights to the hepatitis C drug Infergen® (interferon alfacon-1) from InterMune, Inc. (“InterMune”). The Company paid the purchase price of $113.5 million in cash at closing. The Company has also agreed to make subsequent milestone and other payments of up to $22.4 million to InterMune. Contingent payments of up to $20.0 million become due upon achievement of certain defined clinical development milestones related to the use of Infergen in combination therapy. The Company also acquired $6.5 million in inventory from InterMune. On January 5, 2006, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) in connection with the completion of the acquisition. This Amendment No. 1 amends the above-referenced Current Report on Form 8-K. In that report, the Registrant indicated that it would file the information required under Item 9.01 of Form 8-K as soon as practicable, and in any event no later than 71 days after the date on which the Current Report on Form 8-K was required to be filed. Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant is hereby amending the following items, financial statements and exhibits and other portions of the Current Report on Form 8-K dated December 30, 2005, as filed with the Commission on January 5, 2006. Unless set forth below, all previous items of the Current Report on Form 8-K are unchanged.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The Registrant has been advised by InterMune that it is impracticable to prepare complete financial statements in accordance with Rules 3-01 and 3-02 of Regulation S-X relating to the assets acquired due to the following reasons: (a) the assets have not been accounted for as a separate entity, subsidiary or division of InterMune’s business; (b) InterMune has not previously prepared stand-alone financial statements relating to the assets, and InterMune’s independent auditors have never audited or reported separately on the operations or net assets of the Infergen assets; (c) InterMune cannot objectively allocate certain expenses to the Infergen business; and (d) working capital accounts, including cash relating to the assets but excluding inventory of the products, have been maintained only in the aggregate at InterMune’s corporate level, and it is not practicable to separately identity those amounts attributable to the assets.
The following historical financial statements of the business acquired are filed with this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein:
(i)	Report of Independent Registered Public Accounting Firm.

(ii)	Statement of Assets Acquired and Liabilities Assumed of the Infergen Product Line of InterMune, as of December 31, 2004 and December 30, 2005.

(iii)	Statements of Net Revenue and Direct Costs and Expenses of the Infergen Product Line of InterMune for the year ended December 31, 2004 and for period from January 1, 2005 through December 30, 2005.

(iv)	Notes to Financial Statements
(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein:
(i)	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2005.

(iii)	Notes to unaudited pro forma consolidated financial information.
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Statement of Assets Acquired and Liabilities Assumed of the Infergen product line of InterMune, as of December 31, 2004 and December 30, 2005 and the related Audited Statements of Net Revenue and Direct Costs and Expenses of the Infergen product line of InterMune for the year ended December 31, 2004 and the period from January 1, 2005 through December 30, 2005.

99.2	Unaudited pro forma consolidated financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL

	By:	/s/ Eileen C. Pruette Eileen C. Pruette
Executive Vice President, General Counsel

INDEX TO EXHIBITS
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Statement of Assets Acquired and Liabilities Assumed of the Infergen product line of InterMune, as of December 31, 2004 and December 30, 2005 and the related Audited Statements of Net Revenue and Direct Costs and Expenses of the Infergen product line of InterMune for the year ended December 31, 2004 and the period from January 1, 2005 through December 30, 2005.

99.2	Unaudited pro forma condensed consolidated financial statements.